Exhibit 99.3

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

§
In re:	§	Chapter 11
§
CORE SCIENTIFIC, INC., et al.,	§	Case No. 22-90341 (CML)
§
	§	(Jointly Administered)
Debtors.[1]	§	Re: Docket No. 1528 and 1536
§

NOTICE OF FILING OF SECOND AMENDED PLAN SUPPLEMENT

IN CONNECTION WITH FOURTH AMENDED JOINT CHAPTER 11

PLAN OF CORE SCIENTIFIC, INC. AND ITS AFFILIATED DEBTORS

PLEASE TAKE NOTICE THAT:

1. On December 21, 2022, Core Scientific, Inc. and its debtor affiliates, as debtors and debtors in possession in the above-captioned chapter 11 cases (collectively, the “Debtors”), each commenced a voluntary case under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”).

2. On November 17, 2023, the Bankruptcy Court entered the Order (I) Scheduling Combined Hearing on (A) Adequacy of Disclosure Statement and (B) Confirmation of Plan; (II) Conditionally Approving Disclosure Statement and Form and Manner of Notice of Conditional Disclosure Statement Hearing; (III) Establishing Solicitation and Voting Procedures; (IV) Establishing Notice and Objection Procedures for Confirmation of Proposed Plan;

[1]

The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are as follows: Core Scientific Mining LLC (6971); Core Scientific, Inc. (3837); Core Scientific Acquired Mining LLC (6074); Core Scientific Operating Company (5526); Radar Relay, Inc. (0496); Core Scientific Specialty Mining (Oklahoma) LLC (4327); American Property Acquisition, LLC (0825); Starboard Capital LLC (6677); RADAR LLC (5106); American Property Acquisitions I, LLC (9717); and American Property Acquisitions VII, LLC (3198). The Debtors’ corporate headquarters is 210 Barton Springs Road, Suite 300, Austin, Texas 78704. The Debtors’ service address is 2407 S. Congress Ave, Suite E-101, Austin, Texas 78704.

(V) Approving Notice Procedures for the Assumption or Rejection of Executory Contracts and Unexpired Leases; (VI) Approving Notice Procedures for Reinstatement of Claims; (VII) Establishing Rights Offering Procedures; and (VIII) Granting Related Relief (Docket No. 1447) (the “Disclosure Statement Order”), authorizing the Debtors to solicit acceptances for the Third Amended Joint Chapter 11 Plan of Core Scientific, Inc. and Its Affiliated Debtors, filed on November 16, 2023 (Docket No. 1438) (including any exhibits and schedules thereto, the “Third Amended Plan”),2 and approving procedures for soliciting, receiving, and tabulating votes on the Third Amended Plan and for filing objections to the Third Amended Plan.

3. On December 8, 2023, the Debtors filed the Notice of Filing of Plan Supplement in Connection with Third Amended Joint Chapter 11 Plan of Core Scientific, Inc., and Its Affiliated Debtors (Docket No. 1528) (including any exhibits and schedules thereto and as modified, amended, or supplemented, the “Plan Supplement”).

4. On December 11, 2023, the Debtors filed the Notice of Filing of Amended Plan Supplement in Connection with Third Amended Joint Chapter 11 Plan of Core Scientific, Inc. and Its Affiliated Debtors (Docket No. 1536).

5. On December 26, 2023, the Debtors filed the Fourth Amended Joint Chapter 11 Plan of Core Scientific, Inc. and Its Affiliated Debtors (Docket No. 1622) (including any exhibits and schedules thereto and as may be modified, amended, or supplemented, the “Plan”).

6. In accordance with the Plan and Disclosure Statement Order, the Debtors hereby file the following exhibits to the Plan Supplement, which replace and supersede all prior-filed versions of such documents, as applicable:

Exhibit N	Schedule of Allowed General Unsecured Claims

[2]	Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Plan.

2

7. The documents contained in the Plan Supplement, including this amendment, are integral to, and are considered part of, the Plan. These documents have not yet been approved by the Bankruptcy Court. If the Plan is confirmed, the documents contained in this Plan Supplement will be approved by the Bankruptcy Court pursuant to the Confirmation Order.

8. A hearing to consider confirmation of the Plan and final approval of the Disclosure Statement is currently proposed to begin on Tuesday, January 16, 2024 at 10:00 a.m. (Central Time) before the Bankruptcy Court (the “Combined Hearing”), subject to Bankruptcy Court approval. The Combined Hearing may be adjourned from time to time, without further notice other than by filing a notice on the Bankruptcy Court’s docket indicating such adjournment and/or announcement of the adjourned date(s) at the Combined Hearing.

9. Copies of the exhibits contained in this Plan Supplement, and all documents filed in these chapter 11 cases, including the Plan and Disclosure Statement, are available free of charge by visiting https://cases.stretto.com/CoreScientific. You may also obtain copies of the pleadings by visiting the Bankruptcy Court’s website at https://ecf.txsb.uscourts.gov in accordance with the procedures and fees set forth therein.

[Remainder of page intentionally left blank]

3

Dated: December 27, 2023

  Houston, Texas

Respectfully submitted,

/s/ Alfredo R. Pérez
WEIL, GOTSHAL & MANGES LLP
Alfredo R. Pérez (15776275)
Clifford W. Carlson (24090024) 700 Louisiana Street, Suite 1700
Houston, Texas 77002
Telephone: (713) 546-5000
Facsimile: (713) 224-9511
Email: Alfredo.Perez@weil.com
Clifford.Carlson@weil.com

-and-

WEIL, GOTSHAL & MANGES LLP
Ray C. Schrock (admitted pro hac vice)
Ronit J. Berkovich (admitted pro hac vice) 767 Fifth Avenue
New York, New York 10153
Telephone: (212) 310-8000
Facsimile: (212) 310-8007
Email: Ray.Schrock@weil.com
Ronit.Berkovich@weil.com

Attorneys for Debtors and Debtors in Possession

Certificate of Service

I hereby certify that on December 27, 2023, a true and correct copy of the foregoing document was served by the Electronic Case Filing System for the United States Bankruptcy Court for the Southern District of Texas.

/s/ Alfredo R. Pérez
Alfredo R. Pérez

Exhibit N

Schedule of Allowed General Unsecured Claims

Exhibit N

Schedule of Allowed General Unsecured Claims

In accordance with sections 1.10, 1.287, 4.8(b), and 4.9 (b) of the Fourth Amended Joint Chapter 11 Plan of Core Scientific, Inc. and Its Affiliated Debtors (Docket No. 1622) (including any exhibits and schedules thereto, and as may be modified, amended, or supplemented, the “Plan”),1 the Debtors hereby file this schedule of Allowed General Unsecured Claims and Allowed Convenience Claims, which lists the General Unsecured Claims and Convenience Claims to be Allowed on the Effective Date and the amounts in which such Claims are to be Allowed pursuant to the Plan (the “Schedule of Allowed General Unsecured Claims”).

Holders of General Unsecured Claims in Class 8A and Holders of Convenience Claims in Class 8B are advised to carefully review the information contained herein and the related provisions of the Plan.

In accordance with section 4.8(b) of the Plan, each General Unsecured Claim listed on the Schedule of Allowed General Unsecured will be Allowed on the Effective Date pursuant to section 506(a) of the Bankruptcy Code in the applicable amount set forth on the Schedule of Allowed General Unsecured Claims. Each General Unsecured Claim not listed on the Schedule of Allowed General Unsecured Claims (the “Disputed Claims”) shall be resolved in accordance with Article VII of the Plan. All Holders of Allowed General Unsecured Claims shall receive the treatment afforded to such Holders pursuant to section 4.8 of the Plan.

In accordance with section 4.9(b) of the Plan, each Convenience Claim listed on the Schedule of Allowed General Unsecured Claims will be Allowed on the Effective Date in the applicable amount set forth on the Schedule of Allowed General Unsecured Claims. All Holders of Allowed Convenience Claims shall receive the treatment afforded to such Holders pursuant to section 4.9 of the Plan.

Except insofar as a Claim is Allowed under the Plan or was Allowed prior to the Effective Date, the Debtors or Reorganized Debtors, as applicable, shall have and retain any and all rights and defenses such Debtor has with respect to any Disputed Claim. Any objections to Claims shall be served and Filed on or before the Claim Objection Deadline. All Disputed Claims not objected to by the end of such period shall be deemed Allowed unless such period is extended upon approval of the Bankruptcy Court.

Any Holder who disagrees with the amount of such Holder’s Allowed General Unsecured Claim or Allowed Convenience Claim as set forth in the Schedule of Allowed General Unsecured Claims must timely File an objection to the Plan prior to January 11, 2024 at 5:00 p.m. (prevailing Central Time) (the “Proposed Plan Objection Deadline”).2 Any failure of a Holder of a General Unsecured Claim or Convenience Claim to timely File an objection prior to the Proposed Plan Objection Deadline will result in such Holder’s Claim being Allowed in the amount set forth on the Schedule of Allowed General Unsecured Claims.

[1]	Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Plan.
[2]	The Debtors’ Proposed Plan Objection Deadline is subject to Bankruptcy Court approval.

The Debtors reserve all rights to amend, revise, or supplement this Exhibit N to the Plan Supplement, and any of the designations contained herein, at any time before the Effective Date, or any such other date as may be provided for by the Plan or by order of the Bankruptcy Court.

Schedule of Allowed General Unsecured Claims

In re Core Scientific, Inc., et al.

Case No. 22-90341 (CML), Jointly Administered

COUNT	NAME³	CLAIM NUMBER	PRE-PETITION CLAIM AMOUNT	POST-PETITION INTEREST¹	ALLOWED GENERAL UNSECURED CLAIM (TOTAL FILED CLAIM AMOUNT PLUS POST- PETITION INTEREST)[1]		ALLOWED CONVENIENCE CLAIM (TOTAL FILED CLAIM AMOUNT PLUS POST- PETITION INTEREST)
1.	BRF Finance Co., LLC	328	N/A	N/A	$39,188,152	[4]
2.	MP2 Energy Texas, LLC d/b/a Shell Energy Solutions	372	N/A	N/A	$12,315,478	[4]
3.	Sphere 3D Corp.[5]	358	N/A	N/A	$10,000,000
4.	B. Riley Commercial Capital, LLC	327	N/A	N/A	$9,797,038	[4]
5.	Foundry Digital LLC [DCG Foundry LLC]	360, 361	N/A	N/A	$5,500,000	[3]
6.	Duke Energy Carolinas, LLC	27	N/A	N/A	$4,338,451	[4]
7.	Cooley LLP	40	N/A	N/A	$3,112,960	[4]
8.	LML Services, LLC dba FlowTx	29	N/A	N/A	$1,318,795	[4]
9.	Moss Adams LLP	28	$669,689	$33,866	$703,555
10.	Convergint Technologies LLC	479	$460,000	$24,165	$502,015
11.	Jonathan Barrett	448	$425,000	$21,492	$446,492
12.	AAF International	493	$266,468	$13,475	$279,943
13.	Novo Construction, Inc.	209	$259,981	$13,147	$273,128
14.	ComNet Communications LLC	139	$247,937	$12,538	$260,475
15.	Quinn Emanuel Urquhart & Sullivan LLP	244	N/A	N/A	$300,357	[4]
16.	Trinity Mining Group, Inc.	411	N/A	N/A	$261,442	[4]
17.	Consilio LLC	228	N/A	N/A	$199,516	[4]
18.	M. Arthur Gensler Jr. & Associates, Inc. a.k.a. Gensler	486	$104,110	$35,889	$139,999
19.	Marnoy Interests, Ltd d/b/a OP	419	$97,274	$4,919	$102,193
20.	Bergstrom Electric	02424068	$89,929	$4,548	$94,477
21.	Onyx Contractors Operations, LP	134	$82,945	$4,194	$87,140
22.	Delcom, Inc.	422	$81,630	$4,128	$85,758
23.	McDermott Will & Emery LLP	66	$54,834	$2,773	$57,606
24.	Hutchison & Steffen, PLLC	309	$48,772	$2,466	$51,238
25.	Morgan, Lewis & Bockius LLP	599	$35,580	$1,799	$37,379
26.	Fishman Stewart PLLC	266	$35,200	$1,780	$36,980
27.	Eaton Corporation	332	$32,680	$1,653	$34,333
28.	Carey Olsen Cayman Limited [CO Services Cayman Limited]	58	$32,638	$1,650	$34,288
29.	Lattice	02424025	$16,053	$812	$16,864
30.	TY Properties	02424119	$15,610	$789	$16,400
31.	Averitt Express	16	$15,057	$761	$15,819
32.	Truckload Connections	15	$14,873	$752	$15,625
33.	Gravity Oilfield Services LLC	32	$13,440	$680	$14,120
34.	GreatAmerica Financial Services Corporation [GreatAmerica Leasing Corporation]	14	$12,668	$641	$13,308
35.	Lake Effect Traffic LLC	02424080	$12,090	$611	$12,701
36.	Apex Logistics International Inc.	02424030	$12,010	$607	$12,617
37.	Felker Construction Company Inc.	264	$11,933	$603	$12,536
38.	ORGDEV Limited	95	$10,000	$506	$10,506
39.	CRG Financial LLC (As Assignee of Ricks Rental Equipment)	485	$9,847	$498	$10,345
40.	Uline	2	$9,282	$469			$9,752
41.	Proctor Management[6]	02424107	$9,000	$455			$9,455
42.	BitAlpha, Inc. [Bitwave]	631	$8,750	$442			$9,192
43.	Shermco Industries, Inc.	02424046	$8,154	$412			$8,566
44.	American Security and Protection Service LLC	02424092	$8,071	$408			$8,479
45.	EvoTek	02424037	$7,969	$403			$8,372
46.	Greyline Partners, LLC [IQ-EQ]	25	$6,000	$303			$6,303
47.	Dallas County	26	$5,021	$254			$5,275
48.	Donnelley Financial Solutions	02424043	$4,894	$247			$5,141
49.	American Paper & Twine Co.	33	$4,779	$242			$5,021
50.	M & S Patterson, Inc.	10	$4,610	$233			$4,843
51.	Regulatory DataCorp, Inc.	217	$4,323	$219			$4,542
52.	A to Z Pest Control & Services	38	$3,530	$179			$3,709
53.	Calvert City Municipal Water and Sewer	272	$3,529	$178			$3,707
54.	Bitwave	02424105	$3,500	$177			$3,677
55.	Data Sales Co Inc.	02424042	$3,064	$155			$3,219
56.	Logix Fiber Networks	20	$2,984	$151			$3,135
57.	Jackson Purchase Energy Corporation	02424085	$2,437	$123			$2,560
58.	Lone Star Corporation	24	$2,158	$109			$2,267
59.	Tangent Energy Solutions Inc	02424067	$2,000	$101			$2,101
60.	Microsoft Corporation	339	$1,699	$86			$1,785
61.	Grubhub Holdings Inc.	02424097	$1,591	$80			$1,671
62.	Grand Forks Utility Billing	02424051	$1,530	$77			$1,608
63.	Northern States Power Minnesota dba Xcel Energy	6	$1,177	$60			$1,237
64.	AT&T	02424135	$1,139	$58			$1,197
65.	Optilink	02424095	$1,058	$54			$1,112

Schedule of Allowed General Unsecured Claims

In re Core Scientific, Inc., et al.

Case No. 22-90341 (CML), Jointly Administered

COUNT	NAME³	CLAIM NUMBER	PRE-PETITION CLAIM AMOUNT	POST-PETITION INTEREST¹	ALLOWED GENERAL UNSECURED CLAIM (TOTAL FILED CLAIM AMOUNT PLUS POST- PETITION INTEREST)[1]	ALLOWED CONVENIENCE CLAIM (TOTAL FILED CLAIM AMOUNT PLUS POST- PETITION INTEREST)
66.	FedEx	02424127	$797	$40		$837
67.	Dockery Auto Parts	02424074	$758	$38		$796
68.	Prime Mowing and Property Management LLC	02424117	$750	$38		$788
69.	Cherokee Rental, Inc.	35	$722	$36		$758
70.	Level 3 Communications LLC	02424063	$701	$35		$737
71.	Kesco Air Inc.	02424104	$680	$34		$714
72.	Salary.com LLC	02424057	$631	$32		$663
73.	Water Works C&R, LLC	02424069	$592	$30		$622
74.	Countrywide Sanitation Co.	02424137	$577	$29		$606
75.	Murphy & Grantland, P.A.	17	$480	$24		$504
76.	Rhode Island Division of Taxation	627	$403	$20		$423
77.	C.H. Robinson Worldwide, Inc.	113	$398	$20		$418
78.	Carpet Capital Multi-System Inc.	02424077	$395	$20		$415
79.	Bearden Industrial Supply	02424109	$354	$18		$372
80.	Eagle Promotions	02424076	$295	$15		$310
81.	Austin Professional Cleaning Services, LLC	02424126	$261	$13		$274
82.	Waterlogic Americas LLC	02424138	$210	$11		$220
83.	Commercial Plumbers Supply	02424108	$203	$10		$213
84.	Carpet Capital Fire Protection Inc	02424094	$200	$10		$210
85.	Mountain Top Ice	02424083	$184	$9		$193
86.	Mobile Modular Portable Storage	02424114	$135	$7		$142
87.	Pye-Barker Fire and Safety LLC	02424082	$118	$6		$124
88.	Frontline Shredding Inc.	614	$100	$5		$105
89.	Nebraska Department of Labor	22	$95	$5		$100
90.	EPB of Chattanooga	02424130	$92	$5		$96
91.	Lisa Ragan Customs Brokerage	02424139	$90	$5		$95
92.	JBM Office Solutions	02424115	$78	$4		$82
93.	Marble Community Water System	02424136	$63	$3		$66
94.	Interstate Welding and Steel Supply	02424102	$57	$3		$60
95.	Alpha Waste Disposal Inc.	02424129	$56	$3		$59
96.	State of Tennessee Department of Revenue	02424153	$22	$1		$23
97.	Financial Accounting Standards Board/Governmental Accounting Standards Board	02424120	$9	$0		$9

	Total				$89,710,030	$128,960

¹	The amounts appearing in this column represent Post-Petition Interest at the Federal Judgement Rate of 4.64% through 1/22/2024.
²

Does not include (i) Miner Equipment Lender Deficiency Claims, which may be found on Exhibit J to the Plan or (ii) Claims related to executory contracts that the Debtors intend to assume pursuant to the Plan or otherwise settled.

³

This amount reflects the agreed amount of the Allowed General Unsecured Claim based on a settlement in principle between Foundry Digital LLC and the Debtors, and not the total filed claim amount, which is in the amount of not less than $18,404,990.08 plus interest.

[4]

The Allowed General Unsecured Claims for each of these claims are part of the global mediated settlement (the “Mediated Settlement”) between the Debtors, the Official Committee of Unsecured Creditors and its members, B. Riley, the Ad Hoc Noteholder Group, and the Official Committee of Equity Holders and its members. The Mediated Settlement resolved, among other issues, the applicable claim amounts for these holders and is subject to the occurrence of the Effective Date

[5]	This amount reflects the agreed amount of the Allowed General Unsecured Claim based on a settlement in principle between Sphere 3D Corp. and the Debtors and not the total filed claim amount.
[6]	Plan to allow Pre-Petition invoices under future Rejection Damages claim.